                                                                  10.(iv)(D)(11)


                      MONTGOMERY WARD & CO., INCORPORATED

                                Fifth Amendment
                                    to the
                      Montgomery Ward & Co., Incorporated
                           Retirement Security Plan

     WHEREAS, Montgomery Ward & Co., Incorporated, an Illinois corporation ("Ward"), maintains the Montgomery Ward & Co., Incorporated Retirement Security Plan ("Plan");

     WHEREAS, pursuant to Section 17.1 Power to Amend, the Benefit Plans
                                       --------------
Committee of Ward ("Committee") has reserved the power to amend the Plan;

     WHEREAS, on December 10, 1998 the Board amended the Plan to freeze the accrued benefits for all Plan participants as of January 2, 1999 ("Freeze Amendment") contingent upon the bankruptcy court's approval of the Plan restructuring involving a freeze of benefits under the Plan as of January 2, 1999 and the Committee documented the Freeze Amendment by execution of the Second Amendment, which was also contingent on such bankruptcy court approval; and

     WHEREAS, the bankruptcy court has not approved the Plan restructuring and freeze of benefits as of January 2, 1999 and it is now anticipated that the bankruptcy court will be requested to approve a Plan restructuring involving a freeze of benefits under the Plan as of March 6, 1999.

     NOW, THEREFORE, the Second Amendment is hereby rescinded and the Plan is hereby amended, contingent upon the bankruptcy court's approval of a Plan restructuring involving a freeze of benefits under the Plan as of March 6, 1999, in the following manner:

     1. Section 2.2 "Actuarial Equivalent" or "Equivalent Actuarial Value" is hereby amended by deleting the text of Subsection (a) thereof in its entirety and inserting the following in lieu thereof:

          "Effective April 1, 1999, the "30-Year Treasury Rate" is the annual interest rate on 30-Year Treasury securities specified by the Commissioner of the IRS for the month immediately preceding the month for which such rate is being determined. Notwithstanding the preceding sentence, for distributions occurring between April 1, 1999 and March 31, 2000, the 30-Year Treasury Rate shall be the rate as provided in the first sentence of this Subsection (a) unless the annual interest rate on 30-Year Treasury securities specified by the Commissioner of the IRS for the September preceding the first day of the Plan Year in which a distribution occurs ("September Rate") would produce a larger distribution, in which case the September Rate shall be the 30-Year Treasury Rate. For distributions occurring on or after January 1, 1996 and before March 31, 1999, the 30-Year Treasury Rate shall be the annual interest rate on 30-Year Treasury securities specified by the Commissioner of the IRS for the September preceding the first day of the Plan Year in which such distribution occurs."

     2. Addendum C is hereby added to the Plan to read in its entirety as follows:

                                  "Addendum C
                                   ----------
                      Montgomery Ward & Co., Incorporated
                      -----------------------------------
                           Retirement Security Plan
                           ------------------------

          Frozen Benefit Accrual. Notwithstanding anything contained in the Plan
          ----------------------
     to the contrary, (i) no further benefits shall accrue for any Participant in the Plan after March 6, 1999, except benefits that accrue to a Participant as an Eligible Location Shutdown Participant as a result of a closure of a facility announced on or before March 6, 1999 and except as may be required to satisfy the top heavy requirements of Section 416 of the Code; (ii) each Participant who is actively employed with the Company on March 6, 1999 is fully Vested as of March 6, 1999 and (iii) no person shall become a Participant in the Plan after March 6, 1999, except as an Eligible Location Shutdown Participant as a result of a closure of a facility announced on or before March 6, 1999. Subject to the foregoing, any Participant in the Plan on March 6, 1999 shall remain a Participant under the terms and conditions of the Plan as it may be amended from time to time."

     3. In all other respects, the Plan, as amended, shall continue in full force and effect.


                         MONTGOMERY WARD & CO., INCORPORATED

                         By: /s/ Philip Dobias
                             --------------------------------------

                         Its: VP Comp, Benefits and HR Strategy
                              -------------------------------------

ATTEST:

By: /s/ Jill M. Chapman
    ------------------------------

Its: Benefits Director
     -----------------------------

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